Genpact Q1 2016 Earnings Presentation May 5, 2016 Ticker (NYSE: G) Exhibit 99.2

Forward-looking Statements These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks, uncertainties and other factors include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process outsourcing and information technology services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, changes in tax rates and tax legislation, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, foreign currency fluctuations, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact’s Annual Report on Form 10-K. These filings are available at www.sec.gov or on the Investor Relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management’s current analysis of future events and should not be relied upon as representing management’s expectations or beliefs as of any date subsequent to the time they are made. Genpact undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of Genpact. Non-GAAP Financial Measures These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated May 5, 2016.

GENERATING IMPACT

# Q1 2016 – Key Financial Highlights

**Solid Quarter Led By Global Client BPO Revenue**

## Q1 '16 versus Q1 '15 performance:

- Total revenue: +4% (~ +6% on constant currency basis)
- Global Clients revenue: +6% (~ +9% on constant currency basis)
- Global Client BPO revenue +9% (~ +12% on constant currency basis)
- GE revenue: -5% (~ -5% on constant currency basis)

- Adjusted income from operations grew 2%, with a margin[1] of 14.0%
- Adjusted diluted earnings per share grew 30% YoY to $0.31
- Global Client growth was broad-based across most of our target verticals and service lines:
  - CPG, BFS, Insurance and High Tech verticals all grew at double digit rates
    - From a service line perspective, Global Client growth was led by Core Industry Vertical Operations, Consulting, Finance & Accounting and Analytics

**Notes:**
1. Adjusted income from operations is a non-GAAP measure. Q1 '16 GAAP income from operations margin was 12.4%.

GENPACT DESIGN • TRANSFORM • RUN LEAN DIGITAL™
© 2016 Copyright Genpact. All Rights Reserved.
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Our Unique and Highly Differentiated Lean DigitalSM Approach Resonating in the Marketplace Lean DigitalSM combines our deep domain and process expertise with digital technologies and design thinking to completely reimagine clients’ operating models: Expands our addressable market and enables a faster and greater level of client penetration Client discussions increasingly focusing on our Lean DigitalSM approach We are investing to support Lean DigitalSM: 300+ certified Lean Digital experts to date, targeting ~1,000 team members to be certified by year-end; and 40 Lean DigitalSM assets currently deployed and incorporated into our solutions, and we are on path to create ~100 by year-end

Our Pipeline Continues to Grow We continued to convert and win big deals as we signed another large transformational engagement during the first quarter Our pipeline continues to grow across our targeted industry verticals with inflows up Win rates continue to hold at high levels Investments in client-facing teams and capabilities driving traction for Lean DigitalSM transformation solutions

Total revenue growth at 4% (~6% on a constant currency basis) Q1 2016 Global Client revenue grew 6% (~9% on a constant currency basis) Global Client BPO revenues increased 9% (~12% on a constant currency basis) and Global Client ITO revenues declined 5% Global Clients GE BPO ITO 4% YoY Growth% 6% (5)% 4% (4)% 6% YoY Growth% Q1 ‘15 Q1 ‘16 Q1 ‘15 Q1 ‘16 ($ in millions) ($ in millions) $587 $610 $610 $587 Q1 2016 Revenue Summary

Number of clients Notes: Relationship size = annual Genpact revenues from client relationships based on last four rolling quarters. Relationship Size(1) Continue to Expand Client Relationships

Q1‘15 Q1’16                     YoY Revenue $587.2 $609.7 3.8% Cost of Revenue 357.5 372.8 4.3% Gross Profit 229.7 236.9 3.1% Gross Profit % of Revenue 39.1% 38.8% -30 bps SG&A $148.7 $160.1 7.7% SG&A % of Revenue 25.3% 26.3% 100 bps Adjusted Income from Operations(1) $83.9 $85.4 1.8% Adjusted Income from Operations Margin 14.3% 14.0% -30 bps ($ in millions) Notes: Adjusted income from operations is a non-GAAP measure. Income from operations was $74.1 million in Q1 ‘15 and $75.6 million in Q1 ’16. Q1 Adjusted Income from Operations Results Reflect Planned Investments

EPS Year-over-Year Bridge Q1 ‘15 Q1 ‘16 Adjusted Net Income ($ millions)52.9 66.2 Diluted Shares Outstanding (millions)(3) 222.3 213.9 20 2 Lower FX Re-measurement losses in Q1’16 vs. Q1’15 Q1 ‘15 GAAP EPS 27 (Cents per share) Net Adjustments(1) 24 4 Net Adjustments(1) Q1 ‘15 Adjusted EPS Q1 ‘16 Adjusted EPS Q1 ‘15 GAAP EPS Lower Interest Expense 4 Increase Decrease Notes: Adjustments primarily include amortization of acquired intangible assets, acquisition-related expenses and stock-based compensation expenses. Net of shares issued, retired and dilution impact. Weighted average number of diluted shares outstanding. This includes the impact of 1.4 million shares repurchased in Q1’ 2016. - The above bridge reflects only significant variance items year-over-year and is illustrative and subject to rounding. - EPS = Diluted earnings per share 31 2 Lower ETR 1 Higher Adjusted Income from Operations Net Share Repurchase(2) 1 1

Q1 2016 cash from operations down $36 million mainly due to timing events impacting working capital and certain tax payments Q1 ‘15 Q1 ‘16 Notes: 1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits. ($ in millions) Q1 ’15 Q4’15 Q1 ‘16 Days Sales Outstanding81 82 89 Cash and Liquid Assets ($ millions)(1) 434 451 430 Cash from Operations 24 (12)

FY 2016 Revenues ($B) 2.62 – 2.66 Adjusted Income from Operations - Margin ~15.5% Adjusted Earnings Per Share(1) $1.40 - $1.42 Other Metrics Cash Flow from Operations (YoY Growth) 6% - 8% Effective Tax Rate 20% - 21% Capital Expenditure (% of revenue) ~3.0% Full Year 2016 Outlook Notes: Adjusted EPS estimate assumes: weighted average shares outstanding of approximately 214.2 million; $1 million adverse impact of balance sheet related foreign exchange gains or losses; and 2016 effective tax rate of 20 – 21%.

Annexure 1: Reconciliation of Adjusted Income from Operations – Q1 2016 (USD, in thousands) Quarter ended March 31, 2015   2016 Income from operations per GAAP $ 74,050 $ 75,622 Add: Stock-based compensation 4,660 5,336 Add: Amortization of acquired intangible assets(1) 6,112 5,238 Add: Acquisition-related expenses 798 164 Add: Other income (expense), net 458 878 Add/Less: Loss on equity-method investment activity, net (2,223) (2,145) Add: Net loss attributable to noncontrolling interest - 289 Adjusted income from operations $ 83,855 $ 85,382 Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded in the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded in such computation.

Annexure 2: Reconciliation of Adjusted Net Income – Q1 2016 (USD, in thousands, except per share data) Quarter ended March 31, 2015   2016 Net income attributable to Genpact Limited shareholders per GAAP $ 44,653   $ 58,565 Add: Stock-based compensation 4,660 5,336 Add: Amortization of acquired intangible assets(1) 6,112 5,238 Add: Acquisition-related expenses 798 164 Less: Tax impact on stock-based compensation (1,153) (1,336) Less: Tax impact on amortization of acquired intangibles (1,910) (1,660) Less: Tax impact on acquisition related expenses (229) (59) Adjusted net income $ 52,931 $ 66,248 Adjusted diluted earnings per share $ 0.24 $ 0.31 Notes: Prior to July 2012, amortization expenses of acquired intangibles of significant acquisitions were excluded in the computation of adjusted income from operations. Since July 2012, amortization expenses of acquired intangibles of all acquisitions are excluded in such computation.

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